Investment Manager
    Legg Mason Fund Adviser, Inc.
    Baltimore, MD

Investment Advisers
    For American Leading Companies Trust:
    Legg Mason Fund Adviser, Inc.
    Baltimore, MD

    For Balanced Trust:
    Bartlett & Co.
    Cincinnati, OH

    For U.S. Small-Cap Value Trust:
    Brandywine Asset Management,Inc.
    Wilmington, DE

Board of Directors
    John F. Curley, Jr., Chairman
    Edward A. Taber, III, President
    Richard G. Gilmore
    Arnold L. Lehman
    Dr. Jill E. McGovern
    T. A. Rodgers

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services
    Boston, MA

Custodian
    State Street Bank & Trust Company
    Boston, MA

Counsel
    Kirkpatrick & Lockhart LLP
    Washington, D.C.

Independent Auditors
    Ernst & Young LLP
    Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
-------------------------------------------------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-013
11/98


                               Semi-Annual Report
                               September 30, 1998

                                   Legg Mason
                             Investors Trust, Inc.


                                American Leading
                                Companies Trust

                                 Balanced Trust

                                 U.S. Small-Cap
                                  Value Trust

To Our Shareholders,


  We are pleased to provide you with Legg Mason Investors Trust's semi-annual report for the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Cap Value Trust.

  The following table summarizes key statistics for the Primary Class of shares of each Fund, as of September 30, 1998:

                                                3 Month           12 Month
                                             Total Return(1)    Total Return(1)
                                             ---------------    ---------------

  American Leading Companies Trust              -11.9%           -1.9%
  Balanced Trust                                 -7.1%           -0.7%
  U.S. Small-Cap Value Trust                    -21.6%            N/A

  S&P 500 Stock Composite Index                 -10.0%           +9.1%
  Lipper Balanced Fund Index(2)                  -5.8%           +4.8%
  Russell 2000 Index                            -20.2%          -19.0%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report.

  We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

  The Board of Directors has approved an ordinary income dividend of $.05 per share to Primary Class shareholders of Balanced Trust, payable on November 6, 1998 to shareholders of record on November 4, 1998.



                                        Sincerely,


                                        /s/ Edward A. Taber, III
                                        _________________________
                                        Edward A. Taber, III
                                        President

November 6, 1998

----------
(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(2) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60% / 40%.

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

  After several years of well above-average returns and favorable results in the first half of 1998, the stock market's performance in the third quarter was a cold slap in the face for most investors. It has been some time since investors were reminded this rudely that stocks can indeed go down as well as up. The quarter began benignly enough with most stocks making continued upward progress in the first half of July. The S&P 500 Index and the Dow Jones Industrials reached what almost certainly will prove to be their yearly highs on July 17th, and began what appeared to be a normal 5% to 7% correction of the type we've seen a number of times in the last few years. The market's initial pullback should have come as a surprise to no one. As we noted in our last letter to you in July, stock valuation levels at mid-year were stretched at a time when it seemed clear that the turmoil in Asia was causing a slowdown in global GDP growth. What began as a normal correction became something far more severe in August as a number of seemingly isolated, but related, events precipitated a crisis of confidence and ultimately a full-blown panic in the world's financial markets.

  The straw that broke the camel's back was Russia, specifically the failed effort to prevent the devaluation of the Russian ruble by restructuring Russia's external debt. This effort was a colossal failure and created billions in losses for the banks, brokerage firms and hedge funds that had participated in the restructuring plan. As rumors of the size of these losses circulated and a succession of firms, including a who's who of global financial services entities, disclosed the extent of the hits to their balance sheets, a flight to safety ensued. Money poured into US Treasury securities, especially the 30-year bond, whose price surged--dropping its yield to below 5% for the first time ever. Credit spreads between treasuries and all other fixed income instruments--mortgage-backs, corporates, foreign bonds--widened to historically high levels. Unfortunately, widening credit spreads was the exact opposite of what one hedge fund, Long-Term Capital Management, had been betting would happen. Long-Term Capital Management ("LTCM"), with about $4 billion in capital, had (through the magic of borrowed money) made over a $100 billion bet that credit spreads would narrow. They were therefore short billions of dollars of US Treasury bonds and long billions of dollars of other fixed income instruments (principally mortgage-backs it now appears). When treasury bonds surged as other fixed income prices fell, LTCM lost both sides of its bet simultaneously. Since it was leveraged more than 25 to 1, LTCM's capital base eroded quickly, dropping from over $4 billion to under $1 billion in a matter of weeks. Rumors of LTCM's imminent demise spread like wildfire through the financial markets. The mortgage market and other asset-backed markets were in chaos. A short squeeze in the 30-year Treasury bond sent yields plummeting to record lows of 4.7% on October
5. The stocks of nearly all financial services companies--banks, insurance companies and brokerage firms alike--plummeted in price, with many losing one-third to one-half their value or more in the space of six to eight weeks. Finally, fearing a total meltdown of the global financial system, the New York Federal Reserve stepped in and orchestrated a rescue plan in which a consortium of 14 leading financial institutions put up $3.5 billion for a 90% interest in LTCM, to provide it sufficient time and liquidity to "realize the inherent value of the portfolio."

  With the LTCM melodrama center stage during the quarter, it is not surprising that volatility was high and losses were widespread. For the quarter, the S&P 500 Index was down just less than 10%, having declined 19% from its July 17th high to its August 31st low. The Dow Jones Industrial Average was down about 12%. According to Lipper Analytical Services, the average growth fund was down

13.4%, the average growth and income fund was down 12.5%, and the average general equity mutual fund was down about 15%. Small and mid-cap stocks fared even worse, with the Russell 2000 (the primary small-cap benchmark) down 20%. All in all, it was the worst quarter in the equity markets since the 4th quarter of 1987.

Investment Results

  Results for the American Leading Companies Trust for the quarter, calendar year-to-date, one year, and cumulative three year periods ended September 30, 1998 are listed below, along with those of some representative benchmarks:

                               Third Quarter  Year-to-date
                                   1998          1998      One Year  Three Years
--------------------------------------------------------------------------------
  American Leading Companies       -11.92%      -2.12%      -1.90%     +59.82%

  S&P 500 Composite Index           -9.95%      +6.00%      +9.05%     +84.31%
  Lipper General Equity Funds      -14.93%      -4.73%      -6.12%     +46.48%
  Dow Jones Industrial Average     -11.97%      +0.49%      +0.48%     +73.95%

  As illustrated above, results for the quarter were mixed, with the Fund ahead of the Dow Jones Industrials and the average Lipper General Equity fund but trailing the S&P 500 Index. The Fund's underperformance in the third quarter is entirely due to its overweighted position in financial stocks, which were murdered, and limited exposure to electric utilities and regional Bell operating companies, which held up reasonably well. You may question the wisdom of both of those portfolio decisions, but let me explain our thinking. While it is certainly true that electric utilities provide some downside protection in bad markets, as regulated monopolies with minimal prospects for growth, they are not particularly attractive investments for long-term capital appreciation, in our opinion. On the other hand, financial services companies, while they can be volatile in times of economic or financial stress, have contributed importantly to your portfolio returns in the past, and have, we think, a bright outlook for the future. We took advantage of weakness in the financial sector to add to our holdings of Chase Manhattan, Citicorp, BancOne and Conseco during the quarter.

  Stocks which contributed positively to performance in the quarter included selected technology stocks (EMC Corporation, Intel and IBM), drug stocks (Schering-Plough and Merck), and a number of other stocks including Philip Morris, Fannie Mae, Emerson Electric, Texaco and MCI Worldcom. As previously noted, by far the worst performing group in the quarter was the financial stocks (Chase Manhattan, Travelers and Citicorp (now merged as Citigroup), Conseco, BancOne and Mellon). Other laggards included Diamond Offshore, Philips Electronics N.V., Mattel, Toys "R" Us and Starwood Hotels & Resorts, owner of the Sheraton and Westin Hotel chains. Despite their recent poor performance, we continue to like the prospects for these companies and believe that they could well be among our best stocks going forward.

Outlook

  Despite the trauma of the third quarter, we are reasonably optimistic about prospects for the equity market for the remainder of this year and into the next. We view the recent enactment of banking reform legislation in Japan as quite constructive, as is the recent weakness in the US dollar, which takes considerable pressure off a number of emerging markets. In fact, in Korea and Thailand, two of the hardest-hit Asian nations, interest rates have fallen and currencies have strengthened substantially. In addition, the US equity market has corrected a good bit of its valuation excess, and many stocks are now trading at very attractive prices relative to their long-term prospects. We will reposition the portfolio where appropriate to take advantage of the opportunities which the market has created.

  We were expecting another cut in the Fed funds rate, and on October 15th we got one--a 25 basis point1 cut in both the Fed funds rate and the discount rate. We view this as the most constructive development in recent weeks. In contrast to the first rate cut in September, the equity market responded enthusiastically to the latest cut, with the Dow Jones Industrials and the S&P 500 both up over 4% on the day. Stocks have remained generally strong since the rate cut, recovering about half of their 3rd quarter losses in the first three weeks of October.

  On that happy note, we will close. As always, we welcome your comments or questions.

                                                          David E. Nelson, CFA

October 26, 1998
DJIA 8432.21

----------
(1) 100 basis points = 1%

Portfolio Managers' Comments
Balanced Trust


  Results for the third quarter and twelve months ended September 30, 1998 for the Balanced Trust and related benchmarks are reflected in the following table:

                                                      Third Quarter
                                                          1998        One Year
-------------------------------------------------------------------------------
  Balanced Trust                                         -7.07%        -0.71%

  Lipper Balanced Fund Index(1)                          -5.79%        +4.82%
  S&P 500 Index (large-cap)                              -9.95%        +9.05%
  S&P 400 Index (mid-cap)                               -14.74%        -2.21%
  Russell 2000 Index (small-cap)                        -20.15%       -19.02%
  Lehman Intermediate Government/Corporate Bond Index    +4.49%       +10.43%

Equity

  The stealth bear market we discussed in our last letter finally showed up on everyone's radar screen this quarter as the Dow Jones shed 1,000 points during the last week in August. For the quarter, the S&P 500 had a total return of -9.95%. Carnage remains most severe in the smaller stocks as witnessed by the -20.15% return of the Russell 2000 Index. This is the most significant market decline in eight years. Although not large by historical standards, the decline has been particularly noteworthy after the steady and substantial rise of the market during the 1990s. This market trend combined with the huge cash inflows into equity mutual funds has created extraordinary expectations among investors. The threat to those expectations from crumbling foreign economies, hedge fund blow-ups and the incipient signs of profit problems in American corporations has resulted in market volatility on a level that we have not witnessed in many years.

  Given the difficult economic conditions that are emerging, investors favored stocks with a domestic orientation whose products or services are fairly insensitive to the economy. This certainly was the case in the Balanced Trust, as TNP, Anheuser-Busch, UST, Inc., and Western Resources were among our top performing holdings. UST is the dominant company in the smokeless tobacco business, while TNP and Western Resources are electric utilities based inTexas and Kansas. Conversely, among the weakest stocks in the portfolio were Travelers Group (now Citigroup), UCAR, Pioneer-Standard Electronics, and AMR Corporation. This is not surprising given that investment services, electronics and air transportation are more leveraged to economic and stock market conditions.

  During the quarter, we initiated positions in Hubbell, Anheuser-Busch and Molex. Hubbell manufactures and sells electrical products for industrial and utility applications. The market's aversion to small companies has unfairly punished Hubbell, which has a good record of growth and profitability. Anheuser-Busch was one of the few large, stable demand companies that we could identify that was selling for a reasonable valuation. The company is becoming increasingly dominant in the global beer business. Molex manufactures connecting devices for the electronics industry. This high quality company has been able to consistently gain market share versus its competitors because of its innovative new products and its ability to market these products to industry leaders. We also added to our positions in Lockheed Martin, Charter One Financial and Travelers Group.

  We eliminated a number of positions during the quarter. Triton Energy was sold when the auction of the company's oil properties did not bring the expected bids. This was a big disappointment.

Upheaval in the oil markets and uncertainties in the political and economic regions in which these properties were located overwhelmed our previous assessment of the inherent worth of the company. Pitney Bowes appreciated nicely to our valuation target, while York International, Archer Daniels Midland and Frontier Insurance were all sold because of deteriorating fundamentals which served to reduce our assessment of their intrinsic value.

  Although our significant holdings of small and mid-cap companies had a negative effect on both our absolute and relative results for the quarter, we are extremely enthused about the compelling valuations of our equity holdings.

Fixed Income

  We stated in the June 30, 1998 quarterly report that we felt that the flat yield curve that existed at that time was unsustainable and, that it was likely that the curve would either invert or steepen, with the odds favoring a steepening. What we did not see were the series of events that would cause the steepening--a global stock market sell-off and a dramatic flight to quality.

  As a result of this global equity market sell-off, US Treasury bonds emerged as the asset of choice for the quarter. During the past three months, yields on US Treasury bills declined approximately three-quarters of one percent from 5.10% to 4.36%, while the yield on 30-year Treasury bonds declined by 66 basis points(2), from 5.63% to 4.97%. More recently, the yield curve has steepened further with short rates declining significantly as a result of the two recent easings by the Federal Reserve Board.

  With regard to our performance last quarter, the emphasis on high credit quality paid off as the yields on corporate bonds, particularly lower-rated corporate bonds, widened in dramatic fashion as fears of a significant recession rippled through the global financial markets. In fact, the relative performance of corporate bonds for the past twelve months has been the worst in nine years and we expect that this trend will persist at least until year end. At the same time, due to massive liquidations by hedge funds, securities dealers and speculators, the yields on mortgage securities widened significantly as well, which detracted somewhat from our results. As a result of this widening in the mortgage securities sector, we recently sold the last of our premium mortgage securities and swapped these proceeds into discount mortgage securities, which reduced the pre-payment risk of the portfolio while maintaining high yields.

  Going forward, we believe that a continued emphasis on maintaining high credit quality is warranted, particularly if the current global economic slowdown persists or accelerates. With regard to maturity and sector selection, we feel short to intermediate maturities in seven-year Treasury strips and discount mortgage securities offer the best relative values.

  Thank you for your support and we look forward to your questions and comments.

Woodrow H. Uible, CFA                      Dale H. Rabiner, CFA
Equity Portfolio Manager                   Fixed Income Portfolio Manager


October 26, 1998
DJIA 8432.21
----------
(1) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.
(2) 100 basis points = 1%

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust


  During the quarter, the U.S. Small-Capitalization Value Trust was down 21.59%, relative to a 20.15% decline for the Russell 2000, a 17.88% decline for the Russell 2000 Value, and a 9.95% decline for the S&P 500.

  The third quarter was characterized by an extreme "flight to quality" as economic scares from Asia to Russia to Latin America to US hedge funds drove investors away from most financial assets with the exception of US Government fixed-income obligations. For the first time in many quarters, investors began to fear a downturn in US economic activity. With these varied concerns, investors who purchased stocks again preferred to focus on larger capitalization stocks with greater liquidity.

  In general, stocks were down sharply in July and August but rebounded in September. During the first two months, your portfolio performed defensively by falling significantly less than the Russell 2000 and 2000 Value. During September's rally, the Russell indices reversed much of the portfolio's advantage.

  For the quarter, the best performing sector was utilities, whose prices were on average unchanged while the rest of the market declined severely. Our technology holdings also helped the portfolio's relative performance, as we held a less-than-benchmark weighting and our holdings declined less than the indices. Our below-market weighting in financials hurt relative performance, as these stocks held up relatively well in the quarter. The overweighting of the producer manufacturing sector (which includes automotive, industrial,metals and mining and miscellaneous manufacturing as industry categories) also hampered relative performance as that sector fell more than the market, particularly in September.

  In terms of changes to the portfolio's sector weightings, we have continued to reduce our financial holdings. The strong relative performance in this sector has led many of the stocks to hit our sell targets. More recently, we have been sellers of utility stocks. Since these stocks held value as the market declined, they have increased in relative valuation and have begun to hit our sell points. The biggest sector increase came in the commercial/industrial services area, as this year's drop in oil prices has led to much lower valuations for the oil services companies.

  The economy and the stock market have entered a period of increased volatility. Investors are concerned that worldwide economic problems will, through the twin channels of reduced export demand and falling US consumer confidence, finally lower domestic corporate earnings.

  Looking ahead, we remain optimistic about the performance opportunity available from our small-cap value portfolio. Compared to large-cap, small-cap value stocks are now significantly cheaper than in 1990, which was the beginning of the last strong small-cap performance cycle. In addition, our research shows that after previous periods when small-caps lagged large-caps for five years, over the next five years small-cap returns dominated the rest of the market. Finally, past small-cap recoveries show that investors do not have to wait until the economy turns up before small-caps offer attractive returns. In past economic downturns, small-caps provided strong absolute and relative returns while the economy was still in the latter stages of decline. While we are not sure that we have or will enter an economic slowdown, this research indicates that a small-cap upsurge can come sooner than today's dire economic concerns might indicate.

Henry F. Otto                                         Steven M. Tonkovich
Managing Director                                     Managing Director

October 26, 1998
DJIA 8432.21

Performance Information
Legg Mason Investors Trust, Inc.



Total Return for One Year, Five Years and Life of Funds as of September 30, 1998

      The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

      Each Fund offers two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees. The Navigator Class of Balanced Trust has not commenced operations.

      The Funds' total returns as of September 30, 1998 were as follows:

                                    American Leading     Balanced      Small-Cap
                                     Companies Trust       Trust      Value Trust
    -------------------------------------------------------------------------------
    Average Annual Total Return
      Primary Class:
        One Year                          -1.90%          -0.71%         N/A
        Five Years                       +13.15             N/A          N/A
        Life of Class(A)                 +12.82           +9.27          N/A

      Navigator Class:
        One Year                          -0.96%            N/A          N/A
        Life of Class(B)                 +17.75             N/A          N/A

    Cumulative Total Return
      Primary Class:
        One Year                          -1.90%          -0.71%         N/A
        Five Years                       +85.44             N/A          N/A
        Life of Class(A)                 +84.70          +19.41       -21.20%

      Navigator Class:
        One Year                          -0.96%            N/A          N/A
        Life of Class(B)                 +38.52             N/A       -20.26%
    -------------------------------------------------------------------------------

    (A) Primary Class inception dates are:
        American Leading Companies Trust -- September 1, 1993
        Balanced Trust -- October 1, 1996
        Small-Cap Value Trust -- June 15, 1998

    (B) Navigator Class inception dates are:
        American Leading Companies Trust -- October 4, 1996
        Small-Cap Value Trust -- June 19, 1998

American Leading Companies Trust


Selected Portfolio Performance*

    Strong performers for the 3rd quarter 1998
    ------------------------------------------------
    1. EMC Corporation                       +27.6%
    2. Philip Morris Companies, Inc.         +17.0%
    3. Intel Corporation                     +15.7%
    4. Amgen Inc.                            +15.6%
    5. Schering-Plough Corporation           +13.0%


    Weak performers for the 3rd quarter 1998
    ------------------------------------------------
    1. Chase Manhattan Corporation           -42.7%
    2. Travelers Group, Inc.                 -38.1%
    3. Citicorp                              -37.7%
    4. Philips Electronics N.V.              -37.2%
    5. Starwood Hotels & Resorts             -36.9%

    * Securities held for the entire quarter.





Portfolio Changes

    Securities added during the 3rd quarter 1998
    ------------------------------------------------
    BankAmerica Corporation
    Foundation Health Systems, Inc.
    Seagate Technology, Inc.
    United HealthCare Corporation



    Securities sold during the 3rd quarter 1998
    ------------------------------------------------
    Aetna, Inc.
    Consolidated Edison, Inc.
    Edison International
    First Health Group Corp.
    Fortune Brands, Inc.
    RJR Nabisco Holdings Corp.
    Rockwell International Corporation
    The PMI Group, Inc.
    TRW Inc.

Balanced Trust

Selected Portfolio Performance*

    Strong performers for the 3rd quarter 1998
    --------------------------------------------------
    1. TNP Enterprises, Inc.                 +13.2%
    2. UST, Inc.                              +9.5%
    3. United States Treasury STRIPS
         0%, 8/15/05                          +8.8%
    4. United States Treasury STRIPS
         0%, 2/15/05                          +8.5%
    5. United States Treasury STRIPS
         0%, 11/15/04                         +8.3%


    Weak performers for the 3rd quarter 1998
    --------------------------------------------------
    1. UCAR International, Inc     .         -38.3%
    2. Travelers Group, Inc.                 -38.1%
    3. Pioneer-Standard Electronics, Inc.    -34.4%
    4. AMR Corporation                       -33.4%
    5. Latin America Investment Fund, Inc.   -31.5%


    * Securities held for the entire quarter.



Portfolio Changes

    Securities added during the 3rd quarter 1998
    --------------------------------------------------
    Anheuser-Busch Companies, Inc.
    Fannie Mae
      6%, 9/1/28
    Hubbell Incorporated
    Molex Incorporated
    Philip Morris Companies, Inc.
    United States Treasury Inflation-indexed
      Security
      3.625%, 1/15/08

    Securities sold during the 3rd quarter 1998
    --------------------------------------------------
    Archer-Daniels-Midland Company
    Cendant Corporation Cv.
      3%, 2/15/02
    Frontier Insurance Group, Inc.
    Government National Mortgage Association
      8%, 6/15/26
    Government National Mortgage Association
      8%, 8/15/27
    Pitney Bowes, Inc.
    RJR Nabisco Holdings Corp.
    Triton Energy Ltd.
    York International Corporation

U.S. Small-Capitalization Value Trust(+)


Selected Portfolio Performance*

    Strong performers for the 3rd quarter 1998
    --------------------------------------------------
    1. SMART Modular Technologies, Inc.      +40.6%
    2. Dravo Corporation                     +37.4%
    3. Stratus Computer, Inc.                +33.1%
    4. Go-Video, Inc.                        +23.8%
    5. Ryan's Family Steak Houses, Inc.      +16.5%


    Weak performers for the 3rd quarter 1998
    --------------------------------------------------
    1. Southern Pacific Funding
         Corporation                         -96.4%
    2. IMC Mortgage Company                  -81.4%
    3. Hirsch International Corp.            -70.3%
    4. Elcom International, Inc.             -64.4%
    5. Nine West Group, Inc.                 -63.0%



    *  Securities held for the entire quarter.

   (+) Portfolio changes have not been reported for U.S. Small-Cap due to the volume of trading during the quarter. During the 3rd quarter 1998, the Fund added 193 securities and sold 4 securities: DAMARK International, Inc., Zeigler Coal Holding Company, Advanced Health Corporation and Pediatric Services of America.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1998  (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                                     Shares/Par       Value
    ----------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 99.2%
    Airlines -- 2.3%
    Delta Air Lines, Inc.                                                45        $  4,376
                                                                                   --------

    Automotive -- 2.0%
    Ford Motor Company                                                   25           1,174
    General Motors Corporation                                           50           2,734
                                                                                   --------
                                                                                      3,908
                                                                                   --------

    Banking -- 12.2%
    BankAmerica Corporation                                              65           3,908
    BancOne Corporation                                                 124           5,285
    Chase Manhattan Corporation                                         144           6,228
    Citicorp                                                             61           5,669
    Mellon Bank Corporation                                              40           2,203
                                                                                   --------
                                                                                     23,293
                                                                                   --------

    Capital Goods -- 3.9%
    Emerson Electric Company                                             60           3,735
    General Electric Company                                             25           1,989
    The Boeing Company                                                   48           1,647
                                                                                   --------
                                                                                      7,371
                                                                                   --------

    Computer Services and Systems -- 14.5%
    Cisco Systems, Inc.                                                  34           2,086(A)
    Compaq Computer Corporation                                         150           4,744
    EMC Corporation                                                      84           4,809(A)
    Hewlett-Packard Company                                              17             916
    Intel Corporation                                                    66           5,660
    International Business Machines Corporation                          65           8,320
    Seagate Technology, Inc.                                             50           1,253(A)
                                                                                   --------
                                                                                     27,788
                                                                                   --------
    Computer Software -- 0.6%
    Microsoft Corporation                                                10           1,101(A)
                                                                                   --------

    Consumer Cyclicals -- 2.7%
    Mattel, Inc.                                                        150           4,200
    Wal-Mart Stores, Inc.                                                17             929
                                                                                   --------
                                                                                      5,129
                                                                                   --------

Legg Mason Investors Trust, Inc.


American Leading Companies Trust -- Continued

                                                                     Shares/Par       Value
    ----------------------------------------------------------------------------------------------
    Consumer Staples -- 3.0%
    Avon Products, Inc.                                                 100        $  2,806
    Kimberly-Clark Corporation                                           50           2,025
    The Procter & Gamble Company                                         12             823
                                                                                   --------
                                                                                      5,654
                                                                                   --------

    Electrical Equipment -- 3.4%
    Philips Electronics N.V.                                            121           6,458
                                                                                   --------

    Energy -- 2.3%
    Exxon Corporation                                                    15           1,018
    Royal Dutch Petroleum Company                                        19             905
    Texaco, Incorporated                                                 40           2,507
                                                                                   --------
                                                                                      4,430
                                                                                   --------
    Financial Services -- 2.4%
    Fannie Mae                                                           50           3,212
    Travelers Group, Inc.                                                39           1,463
                                                                                   --------
                                                                                      4,675
                                                                                   --------

    Food, Beverage and Tobacco -- 6.9%
    Dole Food Company, Inc.                                              95           3,432
    PepsiCo, Inc.                                                        70           2,061
    Philip Morris Companies, Inc.                                       153           7,048
    The Coca-Cola Company                                                12             691
                                                                                   --------
                                                                                     13,232
                                                                                   --------

    Health Care -- 4.9%
    Foundation Health Systems, Inc.                                     400           3,750(A)
    Johnson & Johnson                                                    14           1,111
    United HealthCare Corporation                                       130           4,550
                                                                                   --------
                                                                                      9,411
                                                                                   --------

    Insurance -- 3.6%
    American International Group, Inc.                                   11             855
    Conseco, Inc.                                                       200           6,112
                                                                                   --------
                                                                                      6,967
                                                                                   --------

    Machinery -- 0.8%
    Caterpillar Inc.                                                     36           1,604
                                                                                   --------

                                                                     Shares/Par       Value
    ----------------------------------------------------------------------------------------------
    Manufacturing -- 0.9%
    Minnesota Mining and Manufacturing Company                           22        $  1,621
                                                                                   --------

    Media -- 2.9%
    America Online, Inc.                                                 50           5,563(A)
                                                                                   --------

    Oil and Gas: Drilling and Equipment -- 4.0%
    Diamond Offshore Drilling, Inc.                                     141           3,666
    Schlumberger Limited                                                 78           3,924
                                                                                   --------
                                                                                      7,590
                                                                                   --------

    Pharmaceuticals -- 11.1%
    Amgen Inc.                                                           66           4,987(A)
    Bristol-Myers Squibb Company                                         44           4,570
    Merck & Co., Inc.                                                    42           5,442
    Pfizer Inc.                                                          10           1,038
    Schering-Plough Corporation                                          51           5,230
                                                                                   --------
                                                                                     21,267
                                                                                   --------

    Photo Equipment and Supplies -- 1.1%
    Eastman Kodak Company                                                28           2,165
                                                                                   --------

    Real Estate -- 1.9%
    Starwood Hotels & Resorts                                           122           3,721
                                                                                   --------

    Retail  Sales -- 1.2%
    Toys "R" Us, Inc.                                                   136           2,202(A)
                                                                                   --------

    Savings and Loan -- 2.0%
    H.F. Ahmanson & Company                                              70           3,907
                                                                                   --------

    Telecommunications -- 6.3%
    AT&T Corp.                                                           60           3,506
    MCI WorldCom, Inc.                                                  174           8,512(A)
                                                                                   --------
                                                                                     12,018
                                                                                   --------

    Transportation -- 2.3%
    Burlington Northern Santa Fe Corporation                            135           4,320
                                                                                   --------

    Total Common Stocks and Equity Interests
      (Identified Cost-- $171,757)                                                  189,771
    ----------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.



American Leading Companies Trust -- Continued

                                                                     Shares/Par       Value
    ----------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.6%
    Goldman, Sachs & Company
      5.64%, dated 9/30/98, to be repurchased at $594 on 10/1/98
      (Collateral: $596 Fannie Mae Mortgage-backed securities,
      6.50% due 11/1/24, value $609)                                    $    594   $    594
    Prudential Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $594 on 10/1/98
      (Collateral: $611 Fannie Mae Mortgage-backed securities,
      6% due 9/1/13, value $619)                                             594        594
                                                                                   --------
    Total Repurchase Agreements (Identified Cost-- $1,188)                            1,188
    ----------------------------------------------------------------------------------------------
    Total Investments-- 99.8%  (Identified Cost-- $172,945)                         190,959
    Other Assets Less Liabilities-- 0.2%                                                402
                                                                                   --------

    Net assets consisting of:
    Accumulated paid-in capital applicable to:
      12,629 Primary shares outstanding                                 $167,917
           5 Navigator shares outstanding                                     65
    Accumulated net operating loss                                          (309)
    Undistributed net realized gain on investments                         5,674
    Unrealized appreciation of investments                                18,014
                                                                        --------

    Net assets-- 100.0%                                                            $191,361
                                                                                   ========
    Net asset value per share:
      Primary Class                                                                  $15.15
                                                                                     ======
      Navigator Class                                                                $15.38
                                                                                     ======
    ----------------------------------------------------------------------------------------------

    (A) Non-income producing

    See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1998  (Unaudited)
(Amounts in Thousands)

Balanced Trust


                                                                                Shares/Par       Value
    ------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 58.8%

    Advertising/Media -- 2.2%
    A.H. Belo Corporation                                                           34         $   680
    Time Warner, Inc.                                                                6             525
                                                                                               -------
                                                                                                 1,205
                                                                                               -------
    Aerospace -- 1.6%
    Lockheed Martin Corporation                                                      9             857
                                                                                               -------

    Automotive -- 1.5%
    Ford Motor Company                                                              17             798
                                                                                               -------

    Chemicals -- 2.0%
    Ferro Corporation                                                               33             656
    Potash Corporation of Saskatchewan, Inc.                                         8             421
                                                                                               -------
                                                                                                 1,077
                                                                                               -------
    Computer Services and Systems -- 0.9%
    First Data Corporation                                                          20             470
                                                                                               -------

    Construction and Building Materials -- 1.0%
    Martin Marietta Materials, Inc.                                                 12             518
                                                                                               -------

    Electrical Equipment and Electronics -- 3.4%
    Hubbell Incorporated                                                            10             355
    Littelfuse, Inc.                                                                24             477(A)
    Molex Incorporated                                                              20             542
    Pioneer-Standard Electronics, Inc.                                              31             199
    UCAR International, Inc.                                                        15             263(A)
                                                                                               -------
                                                                                                 1,836
                                                                                               -------
    Energy -- 1.7%
    Phillips Petroleum Company                                                      12             542
    Southwestern Energy Company                                                     10              85
    YPF Sociedad Anonima ADR                                                        11             286
                                                                                               -------
                                                                                                   913
                                                                                               -------

    Finance -- 5.6%
    Fannie Mae                                                                      22           1,413
    H&R Block Inc.                                                                  19             786
    Travelers Group, Inc.                                                           22             818
                                                                                               -------
                                                                                                 3,017
                                                                                               -------

Legg Mason Investors Trust, Inc.



Balanced Trust -- Continued

                                                                                Shares/Par       Value
    ------------------------------------------------------------------------------------------------------
    Food, Beverage and Tobacco -- 5.6%
    Anheuser-Busch Companies, Inc.                                                  17         $   918
    McDonald's Corporation                                                          17           1,045
    Philip Morris Companies, Inc.                                                    8             368
    UST, Inc.                                                                       23             680
                                                                                               -------
                                                                                                 3,011
                                                                                               -------
    Health Care -- 0.4%
    Columbia/HCA Healthcare Corporation                                             10             193
                                                                                               -------

    Insurance -- 0.7%
    Aetna, Inc.                                                                      6             403
                                                                                               -------

    Investment Companies -- 2.8%
    Blackrock North American Government Income Trust, Inc.                         100           1,012
    Korea Fund, Inc.                                                                29             178(A)
    Latin America Investment Fund, Inc.                                             21             165
    PMC Capital, Inc.                                                               15             167
                                                                                               -------
                                                                                                 1,522
                                                                                               -------
    Manufacturing -- 4.1%
    Fleetwood Enterprises, Inc.                                                     32             966
    Kaydon Corporation                                                              32             842
    Tyco International Ltd.                                                          8             442
                                                                                               -------
                                                                                                 2,250
                                                                                               -------
    Multi-Industry -- 1.4%
    Loews Corporation                                                                9             776
                                                                                               -------

    Real Estate -- 2.6%
    Chateau Communities, Inc.                                                       33             922
    United Dominion Realty Trust, Inc.                                              44             501
                                                                                               -------
                                                                                                 1,423
                                                                                               -------
    Retail Sales -- 2.1%
    Jostens, Inc.                                                                   31             643
    Toys "R" Us, Inc.                                                               30             486(A)
                                                                                               -------
                                                                                                 1,129
                                                                                               -------
    Savings and Loan -- 3.5%
    Charter One Financial, Inc.                                                     42           1,035
    Washington Federal, Inc.                                                        34             875
                                                                                               -------
                                                                                                 1,910
                                                                                               -------

                                                Rate    Maturity Date          Shares/Par       Value
    ------------------------------------------------------------------------------------------------------
    Telecommunications -- 3.7%
    AT&T Corp.                                                                      18        $  1,052
    Century Telephone Enterprises, Inc.                                             11             496
    Cincinnati Bell, Inc.                                                           17             442
                                                                                               -------
                                                                                                 1,990
                                                                                               -------
    Transportation -- 7.7%
    AMR Corporation                                                                 18             998(A)
    GATX Corporation                                                                23             777
    Kansas City Southern Industries, Inc.                                           34           1,190
    Union Pacific Corporation                                                       29           1,236
                                                                                               -------
                                                                                                 4,201
                                                                                               -------
    Utilities -- 4.3%
    Kansas City Power & Light Company                                               22             670
    TNP Enterprises, Inc.                                                           16             562
    Western Resources, Inc.                                                         27           1,117
                                                                                               -------
                                                                                                 2,349
                                                                                               -------
    Total Common Stocks and Equity Interests
      (Identified Cost-- $32,247)                                                               31,848
    ------------------------------------------------------------------------------------------------------
Preferred Stock -- 0.6%
    Chiquita Brands International, Inc., 3.75%, Series B, Cv
      (Identified Cost-- $395)                                                       7             313
    ------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 2.3%
    Merrill Lynch & Co., Inc.                   7.05%     4/15/03              $   425             425
    Toronto-Dominion Bank                       7.875%    8/15/04                  825             835
                                                                                               -------
    Total Corporate Bonds and Notes
      (Identified Cost-- $1,265)                                                                 1,260
     ------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 37.4%
    Inflation-indexed SecuritiesB -- 2.8%
    United States Treasury
      Inflation-indexed Security                3.625%    7/15/02 to 1/15/08     1,522           1,527
                                                                                               -------

    Medium-term Notes -- 2.9%
    Fannie Mae                                  7.37%     4/1/04                   300             304
    Fannie Mae                                  8.25%     10/12/04                 900             929
    Freddie Mac                                 8.14%     9/29/04                  350             361
                                                                                               -------
                                                                                                 1,594
                                                                                               -------

Legg Mason Investors Trust, Inc.



Balanced Trust -- Continued


                                                Rate    Maturity Date          Shares/Par       Value
    -----------------------------------------------------------------------------------------------------
    Mortgage-backed Securities -- 12.0%
    Fannie Mae                                  6%        12/1/25 to 9/1/28    $ 3,088         $ 3,085
    Freddie Mac                                 6%        3/1/26                    72              72
    Freddie Mac                                 6.50%     1/1/26 to 5/1/28       1,330           1,354
    Government National Mortgage
      Association                               8%        4/15/26 to 12/15/27    1,880           1,959
                                                                                               -------
                                                                                                 6,470
                                                                                               -------
    Treasury Notes/Strips -- 19.7%
    United States Treasury Notes                6.25%     5/31/00                2,000           2,057
    United States Treasury Notes                6.50%     5/31/01                  500             527
    United States Treasury Notes                6.25%     6/30/02                  500             532
    United States Treasury Strips               0%        5/15/00 to 8/15/05     9,600           7,548(C)
                                                                                               -------
                                                                                                10,664
                                                                                               -------

    Total U.S. Government and Agency Obligations
      (Identified Cost -- $19,479)                                                              20,255
    -----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.8%
    State Street Bank & Trust Company
      4.25%, dated 9/30/98, to be repurchased at $457 on 10/1/98
      (Collateral: $470 Freddie Mac Mortgage-backed securities,
      5.56% due 8/24/00, value $478)
      (Identified Cost -- $457)                                                    457             457
    -----------------------------------------------------------------------------------------------------
    Total Investments -- 99.9%  (Identified Cost -- $53,843)                                    54,133
    Other Assets Less Liabilities -- 0.1%                                                           41
                                                                                               -------

    Net assets consisting of:
    Accumulated paid-in capital applicable to:
      4,769 shares outstanding                                                $54,167
    Undistributed net investment income                                           296
    Accumulated net realized loss on investments                                 (579)
    Unrealized appreciation of investments                                        290
                                                                              -------

    Net assets-- 100%                                                                          $54,174
                                                                                               =======
    Net asset value per share                                                                   $11.36
                                                                                               =======
    -----------------------------------------------------------------------------------------------------

    (A) Non-income producing
    (B) United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
    (C) STRIPS -- Separate Trading of Registered Interest and Principal of Securities- A pre-stripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

    See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1998  (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 89.6%
Aerospace/Defense -- 1.6%
    Alliant Techsystems Inc.                                  5          $  311(A)
    Allied Research Corporation                               3              23(A)
    Aviall, Inc.                                             11             111(A)
    EDO Corporation                                           3              19
    Herley Industries, Inc.                                   3              24(A)
    Miltope Group Inc.                                        2               4(A)
    RMI Titanium Company                                      7             139(A)
    SIFCO Industries, Inc.                                    3              40
                                                                         ------
                                                                            671
                                                                         ------
    Apparel -- 2.7%
    G-III Apparel Group, Ltd.                                 3               6(A)
    Gadzooks, Inc.                                            3              31(A)
    Garan, Incorporated                                       2              56
    Genesco Inc.                                              8              43(A)
    LaCrosse Footwear, Inc.                                   3              24
    Marisa Christina, Incorporated                            2               4(A)
    Nine West Group, Inc.                                    19             184(A)
    Oxford Industries, Inc.                                   5             141
    Paul Harris Stores, Inc.                                  7              51(A)
    Rocky Shoes & Boots, Inc.                                 2              18(A)
    S&K Famous Brands, Inc.                                   2              18(A)
    St. John Knits, Inc.                                      5              82
    Superior Uniform Group Inc.                               1              16
    Supreme International Corporation                         1              13(A)
    Syms Corp.                                                9              99(A)
    The Dress Barn, Inc.                                      7              86(A)
    The Gymboree Corporation                                 13              94(A)
    The Timberland Company                                    3             117(A)
    Vans, Inc.                                                7              55(A)
                                                                         ------
                                                                          1,138
                                                                         ------
    Automotive -- 4.9%
    Aftermarket Technology Corp.                              8              85(A)
    Arvin Industries, Inc.                                   12             458
    Autocam Corporation                                       2              30
    Bandag, Incorporated                                     12             391
    Barnes Group Inc.                                         5             147
    Collins Industries, Inc.                                  3              13
    Defiance, Inc.                                            2              18
    Donnelly Corporation                                   N.M.               1

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Automotive -- Continued
    Excel Industries, Inc.                                    7          $   84
    Holiday RV Superstores, Incorporated                      2               4(A)
    Monaco Coach Corporation                                  5              68(A)
    Monro Muffler Brake, Inc.                                 5              49(A)
    Motorcar Parts and Accessories, Inc.                      3              30(A)
    R&B, Inc.                                                 4              29(A)
    Safety Components International, Inc.                     3              42(A)
    Simpson Industries, Inc.                                  3              32
    SMC Corporation                                           3              18(A)
    Strattec Security Corporation                             2              61(A)
    Superior Industries International, Inc.                  11             256
    TBC Corporation                                          12              69(A)
    The Standard Products Company                             7             117
    TransPro, Inc.                                            2               8
                                                                         ------
                                                                          2,010
                                                                         ------
    Chemicals -- 3.5%
    A. Schulman, Inc.                                        19             270
    Ethyl Corporation                                        45             180
    Georgia Gulf Corporation                                 17             261
    M. A. Hanna Company                                      26             296
    Quaker Chemical Corporation                               2              33
    Stepan Company                                            4             105
    Sybron Chemicals, Inc.                                    1              17(A)
    The General Chemical Group Inc.                           8             158
    Wellman, Inc.                                            11             138
                                                                         ------
                                                                          1,458
                                                                         ------
    Commercial/Industrial Services -- 3.8%
    Allou Health and Beauty, Inc.                             3              15(A)
    American Buildings Company                                1              28(A)
    AmeriLink Corporation                                     2              16(A)
    BCT International , Inc.                                  2               4(A)
    Butler Manufacturing Company                              4              83
    Cameron Ashley Building Products, Inc.                    5              56(A)
    Cogeneration Corporation of America                       2              21(A)
    Dames & Moore Group                                       5              55
    Dawson Geophysical Company                                2              24(A)
    Ellett Brothers, Inc.                                     1               5
    Exponent, Inc.                                            3              17(A)
    Fleming Companies, Inc.                                  15             181
    Franklin Covey Co.                                       10             192(A)
    FTI Consulting, Inc.                                      1               8(A)

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Commercial/Industrial Services -- Continued
    Gradco Systems, Inc.                                      3          $    6(A)
    GRC International, Inc.                                   3              15(A)
    Knape & Vogt Manufacturing Company                        2              46
    Lawson Products, Inc.                                     6             128
    Maxco, Inc.                                               1              10(A)
    Nash-Finch Company                                        6              90
    Oceaneering International, Inc.                           8             113(A)
    Olsten Corporation                                        4              24
    Perini Corporation                                        2              15(A)
    Physicians' Specialty Corp.                               2              18(A)
    PrimeSource Corporation                                   3              21
    REFAC Technology Development Corporation               N.M.               1(A)
    Robertson-Ceco Corporation                                4              32(A)
    Rush Enterprises, Inc.                                    1              15(A)
    The Turner Corporation                                    2              36(A)
    Wallace Computer Services, Inc.                          17             300
                                                                         ------
                                                                          1,575
                                                                         ------
    Computer Services and Systems -- 2.1%
    Advanced Digital Information Corporation                  3              24(A)
    Ampex Corporation                                         3               3(A)
    Dunn Computer Corporation                                 2               5(A)
    Elcom International, Inc.                                14              19(A)
    HMT Technology Corporation                                7              59(A)
    Kentek Information Systems, Inc.                          4              24
    MTI Technology Corp.                                      9              60(A)
    NeoMagic Corporation                                      4              48(A)
    Procom Technology, Inc.                                   4              19(A)
    Programmer's Paradise, Inc.                               2              11(A)
    PSC Inc.                                                  4              27(A)
    Scan-Optics, Inc.                                         3              11(A)
    STB Systems, Inc.                                         6              44(A)
    Stratus Computer, Inc.                                   10             323(A)
    Structural Dynamics Research Corporation                 14             155(A)
    The MacNeal-Schwendler Corporation                        7              44(A)
                                                                         ------
                                                                            876
                                                                         ------
    Construction and Building Materials -- 3.3%
    ABT Building Products Corporation                         4              45(A)
    Ameron International Corporation                          2              56
    Aztec Manufacturing Co.                                   2              21
    Beazer Homes USA, Inc.                                    3              68(A)
    Del Webb Corporation                                     12             251

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Construction and Building Materials -- Continued
    Dravo Corporation                                         8          $  100(A)
    Engle Homes, Inc.                                         6              84
    Hovnanian Enterprises, Inc.                              11             107(A)
    International Aluminum Corporation                        2              65
    Lone Star Industries, Inc.                                4             245
    M/I Schottenstein Homes, Inc.                             3              56
    Patrick Industries, Inc.                                  2              35
    Southern Energy Homes, Inc.                               7              48(A)
    The Fortress Group, Inc.                                  6              23
    U.S. Home Corporation                                     5             135(A)
    Washington Homes, Inc.                                    3              16(A)
                                                                         ------
                                                                          1,355
                                                                         ------
    Consumer Durables -- 2.7%
    Boston Acoustics, Inc.                                    3              67
    Catalina Lighting, Inc.                                   3               6(A)
    Cobra Electronics Corporation                             3              13(A)
    Congoleum Corporation                                     2              13(A)
    Conso Products Company                                    4              24(A)
    Dixon Ticonderoga Company                                 1               9(A)
    Flexsteel Industries, Inc.                                3              29
    Go-Video, Inc.                                            5              17(A)
    Harman International Industries, Incorporated             7             257
    Home Products International, Inc.                         4              31(A)
    Koss Corporation                                          1              14(A)
    Lifetime Hoan Corporation                                 2              20
    Mikasa, Inc.                                              8              85
    Royal Appliance Mfg. Co.                                  9              36(A)
    Samsonite Corporation                                     8              48(A)
    Sola International, Inc.                                  9             152(A)
    The L. S. Starrett Company                                3              93
    The Rival Company                                         4              30
    The Toro Company                                          6             128
    The York Group, Inc.                                      5              46
                                                                         ------
                                                                          1,118
                                                                         ------
    Consumer Non-Durables -- 0.5%
    American Safety Razor Company                             6              63(A)
    CCA Industries, Inc.                                      3               5(A)
    Educational Development Corporation                       3               7
    French Fragrances, Inc.                                   4              30(A)
    Jean Philippe Fragrances, Inc.                            3              19(A)
    Rural/Metro Corporation                                   3              26(A)

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Consumer Non-Durables -- Continued
    Scott's Liquid Gold-Inc.                                  4          $    8
    Seattle FilmWorks, Inc.                                   6              17(A)
    The Stephan Co.                                           1               9
                                                                         ------
                                                                            184
                                                                         ------
    Electrical Equipment and Electronics -- 7.6%
    Align-Rite International, Inc.                            4              42(A)
    AlphaNet Solutions, Inc.                                  2              11(A)
    Altron Incorporated                                       3              39(A)
    Amistar Corporation                                       1               3(A)
    Asyst Technologies, Inc.                                  3              19(A)
    Axsys Technologies, Inc.                                  1              14(A)
    Bel Fuse Inc. - Class A                                   1              18(A)
    Bel Fuse Inc. - Class B                                   1              17(A)
    Belden Inc.                                              14             189
    Bell Industries, Inc.                                     4              44(A)
    BTU International, Inc.                                   2               6(A)
    CHS Electronics, Inc.                                    10             108(A)
    CompuCom Systems, Inc.                                   24              97(A)
    C. P. Clare Corporation                                   5              30(A)
    CyberOptics Corporation                                   1              12(A)
    Dallas Semiconductor Corporation                         11             302
    Electro Scientific Industries, Inc.                       3              56(A)
    InaCom Corp.                                              8             157(A)
    Integrated Circuit Systems, Inc.                          6              65(A)
    MagneTek, Inc.                                           17             184(A)
    Marshall Industries                                       7             146(A)
    Methode Electronics, Inc.                                14             216
    Microsemi Corporation                                     3              22(A)
    Nu Horizons Electroncis Corp.                             5              21(A)
    Optek Technology, Inc.                                    2              32(A)
    Orbit International Corp.                                 1               3(A)
    Park Electrochemical Corp.                                5              63
    Percon Incorporated                                       2              10(A)
    Pioneer-Standard Electronics, Inc.                       17             105
    Powell Industries, Inc.                                   4              35(A)
    RF Monolithics, Inc.                                      3              25(A)
    Richardson Electronics, Ltd.                              4              31
    Richey Electronics, Inc.                                  4              25(A)
    Savoir TechnologyGroup, Inc.                              3              16(A)
    Sawtek, Inc.                                              8             116(A)
    SED International Holdings, Inc.                          5              26(A)
    SEEQ Technology Incorporated                             12              11(A)

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Electrical Equipment and Electronics -- Continued
    SEMX Corporation                                          3          $    8(A)
    Siliconix Incorporated                                    2              32(A)
    SMART Modular Technologies, Inc.                         17             352(A)
    The Cherry Corporation                                    5              56(A)
    UCAR International, Inc.                                 14             245(A)
    Unitrode Corporation                                      6              58(A)
    Woodhead Industries, Inc.                                 5              56
                                                                         ------
                                                                          3,123
                                                                         ------
    Entertainment and Leisure -- 2.0%
    Arctic Cat, Inc.                                         15             136
    Boyd Gaming Corporation                                   8              29(A)
    Cannondale Corporation                                    4              39(A)
    Casino America, Inc.                                     13              33(A)
    Fountain Powerboat Industries, Inc.                       2              11(A)
    Grand Casinos, Inc.                                      17             133(A)
    Midway Games Inc.                                        15             180(A)
    Play By Play Toys & Novelties, Inc.                       4              41(A)
    PlayCore, Inc.                                            3              12(A)
    Prime Hospitality Corp.                                  16             111(A)
    Quintel Communications, Inc.                              9              26(A)
    Scientific Games Holdings Corp.                           5              94(A)
                                                                         ------
                                                                            845
                                                                         ------
    Financial Services -- 3.3%
    Advanta Corp.                                            18             228
    Amplicon, Inc.                                            3              40
    Arcadia Financial Ltd.                                   21             115(A)
    ARM Financial Group, Inc.                                 7             128
    BankAtlantic Bancorp, Inc.                               14             102
    CPB Inc.                                                  2              38
    First Alliance Corporation                                6              38(A)
    FirstCity Financial Corporation                           3              42(A)
    IMC Mortgage Company                                     16              32(A)
    Interpool, Inc.                                          11             130
    Resource Bancshares Mortgage Group, Inc.                 15             259
    Southern Pacific Funding Corporation                     11               6(A)
    Southwest Securities Group, Inc.                          4              80
    Stifel Financial Corp.                                    2              21
    Sunrise International Leasing Corporation                 3               8(A)
    United Companies Financial Corporation                    7              52
    World Acceptance Corporation                             10              53(A)
                                                                         ------
                                                                          1,372
                                                                         ------

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Food, Beverage and Tobacco -- 2.7%
    Cal-Maine Foods, Inc.                                     5          $   23
    Chock Full o' Nuts Corporation                            4              27(A)
    Consolidated Cigar Holdings Inc.                         16             164(A)
    DIMON, Incorporated                                      20             211
    Eagle Food Centers, Inc.                                  6              14(A)
    General Cigar Holdings, Inc.                              8              54(A)
    Herbalife International, Inc.                            12             110
    M&F Worldwide Corp.                                       5              50(A)
    Marsh Supermarkets, Inc.                                  3              50
    Pilgrim's Pride Corporation                               7             146
    Schweitzer-Mauduit International, Inc.                    6             139
    Standard Commercial Corporation                           5              38
    Suprema Specialties, Inc.                                 1               4(A)
    Swisher International Group Inc.                         13              79(A)
    The Lion Brewery, Inc.                                    2               8(A)
    Todhunter International, Inc.                             2              14(A)
                                                                         ------
                                                                          1,131
                                                                         ------
    Gas/Pipeline -- 4.3%
    Adams Resources &Energy                                   2              14(A)
    Frontier Oil Corporation                                  9              56(A)
    Gulf Island Fabrication, Inc.                             4              68(A)
    Lufkin Industries, Inc.                                   3              68
    Marine Drilling Companies, Inc.                          12             137(A)
    Mitcham Industries, Inc.                                  2              16(A)
    National-Oilwell, Inc.                                   16             195(A)
    Offshore Logistics, Inc.                                 11             145(A)
    Parker Drilling Company                                  18              91(A)
    Pool Energy Services Co.                                 11              96(A)
    Pride International, Inc.                                19             154(A)
    SEACOR Smit Inc.                                          6             261(A)
    Seitel, Inc.                                              7              75(A)
    Superior Energy Services, Inc.                           15              51(A)
    Swift Energy Company                                      7              64(A)
    TMBR/Sharp Drilling, Inc.                                 2              14(A)
    Trico Marine Services, Inc.                              10              71(A)
    Tuboscope Inc.                                           17             202(A)
    Wilshire Oil Company of Texas                             1               4(A)
                                                                         ------
                                                                          1,782
                                                                         ------
    Health Care -- 2.5%
    American Dental Technologies, Inc.                        3              11(A)
    American Physicians Service Group, Inc.                   2               9(A)

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Health Care -- Continued
    BioSource International, Inc.                             2          $    7(A)
    CNS, Inc.                                                10              37(A)
    CompDent Corporation                                      4              54(A)
    Empi, Inc.                                                4              59(A)
    Genesis Health Ventures, Inc.                            14             167(A)
    Health Power, Inc.                                        2               6(A)
    Medical Resources, Inc.                                   3               7(A)
    Medstone International, Inc.                              3              19(A)
    Mesa Laboratories, Inc.                                   2               7(A)
    PhyMatrix Corp.                                          18              67(A)
    ProMedCo Management Company                               3              21(A)
    Raytel Medical Corporation                                5              22(A)
    SafeGuard Health Enterprises, Inc.                        2              12(A)
    Sierra Health Services, Inc.                              6             124(A)
    Specialty Care Network, Inc.                              6               7(A)
    Star Multi Care Services, Inc.                            1               2(A)
    Sun Healthcare Group, Inc.                               19             123(A)
    The West Company, Incorporated                            9             244
    Utah Medical Products, Inc.                               3              21(A)
                                                                         ------
                                                                          1,026
                                                                         ------
    Industrial -- 5.7%
    AGCO Corporation                                         18             121
    Alamo Group Inc.                                          4              54
    Allied Products Corporation                               5              29
    American Biltrite Inc.                                    1              33(A)
    Ampco-Pittsburgh Corporation                              5              76
    Bairnco Corporation                                       3              19
    Baldwin Technology Company, Inc.                          9              50(A)
    Channell Commercial Corporation                           5              41(A)
    Chart Industries, Inc.                                    3              17
    Cincinnati Milacron Inc.                                 21             319
    Colombus McKinnonCorporation                              4              81
    Commercial Intertech Corp.                                6             103
    CPAC, Inc.                                                4              33(A)
    DT Industries, Inc.                                       6             104
    Flowserve Corporation                                    12             243
    Foilmark, Inc.                                            3               6(A)
    Gradall Industries, Inc.                                  4              60(A)
    Hardinge, Inc.                                            5             112
    Haskel International, Inc.                                2              18
    Hirsch International Corp.                                5              13(A)
    Lydall, Inc.                                              4              42(A)

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Industrial -- Continued
    Ocal, Inc.                                                3          $    6(A)
    O.I. Corporation                                          2               9(A)
    Printware, Inc.                                           2               6(A)
    Regal-Beloit Corporation                                  8             178
    Selas Corporation of America                              2              16
    Specialty Equipment Companies, Inc.                       8             163(A)
    Summa Industries                                          1              12(A)
    Supreme Industries, Inc.                                  2              21(A)
    TB Wood's Corporation                                     2              28
    The Carbide/Graphite Group, Inc.                          5              51(A)
    Trident International, Inc.                               2              19(A)
    Triple S Plastics, Inc.                                   2               7(A)
    Twin Disc, Incorporated                                   1              27
    Watts Industries, Inc.                                   15             261
                                                                         ------
                                                                          2,378
                                                                         ------
    Insurance -- 8.7%
    Acceptance Insurance Companies Inc.                       8             166(A)
    Bancinsurance Corporation                                 2              14(A)
    Chartwell Re Corporation                                  5             142
    Donegal Group Inc.                                        3              52
    EMC Insurance Group, Inc.                                 6              75
    Foremost Corporation of America                          20             366
    Frontier Insurance Group, Inc.                           20             266
    GAINSCO, Inc.                                             8              60
    Harleysville Group Inc.                                  16             322
    Kaye Group Inc.                                           4              29
    Life USA Holding, Inc.                                   14             179
    MMI Companies, Inc.                                       8             136
    Mobile America Corporation                                3              21
    NAC Re Corp.                                              7             360
    National Information Group                                1               3
    National Western Life Insurance Company                   1             151(A)
    Nymagic, Inc.                                             3              81
    Penn-America Group, Inc.                                  6              57
    Presidential Life Corporation                             1              11
    PXRE Corporation                                          6             144
    SCPIE Holdings Inc.                                       4             131
    Selective Insurance Group, Inc.                          12             226
    Symons International Group, Inc.                          2              39(A)
    The Centris Group, Inc.                                   4              41
    The Midland Company                                    N.M.               9
    The Navigators Group, Inc.                                5              65(A)

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Insurance -- Continued
    Trenwick Group Inc.                                       6          $  186
    UICI                                                     16             264(A)
    Unico American Corporation                                1              17
                                                                         ------
                                                                          3,613
                                                                         ------
    Metals and Mining -- 7.2%
    Alltrista Corporation                                     6             117(A)
    Amcast Industrial Corporation                             4              54
    Armco Inc.                                               46             230(A)
    Atchison Casting Corporation                              4              44(A)
    Bayou Steel Corporation                                   7              27(A)
    Chase Industries, Inc.                                    4              54(A)
    Citation Corporation                                     10              91(A)
    Cleveland-Cliffs Inc.                                     4             172
    Commercial Metals Company                                 6             138
    Friedman Industries, Incorporated                         2              11
    Hexcel Corporation                                       13             135(A)
    Intermet Corporation                                     13             170
    Kaiser Aluminum Corporation                              43             262(A)
    Keystone Consolidated Industries, Inc.                    4              26(A)
    Lone Star Technologies, Inc.                             12             153(A)
    MAXXAM Inc.                                               3             153(A)
    Maverick Tube Corporation                                10              66(A)
    National Steel Corporation                               23             159
    NS Group, Inc.                                           10              59(A)
    Penn Engineering &Manufacturing                           4              79
    Quanex Corporation                                        4              85
    ROHN Industries, Inc.                                    22              43
    Shiloh Industries, Inc.                                   4              69(A)
    Special Metals Corporation                                7              73(A)
    Steel of West Virginia, Inc.                              3              20(A)
    Steel Technologies Inc.                                   5              34
    Texas Industries, Inc.                                    6             161
    The Shaw Group Inc.                                       5              41(A)
    Titanium Metals Corporation                              17             237
    Universal Stainless & Alloy Products, Inc.                3              13(A)
    Zemex Corporation                                         3              17(A)
                                                                         ------
                                                                          2,993
                                                                         ------
    Miscellaneous Manufacturing -- 1.6%
    Global Industrial Technologies, Inc.                      9              62(A)
    Griffon Corporation                                      10              87(A)
    Jason Incorporated                                       11              80(A)

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Miscellaneous Manufacturing -- Continued
    Shelby Williams Industries, Inc.                          5          $   56
    Standex International Corporation                         4              96
    TransAct Technologies Incorporated                        3              17(A)
    TransTechnology Corporation                               4              81
    U.S. Office Products Company                             11              93(A)
    Valmont Industries, Inc.                                  6              77
                                                                         ------
                                                                            649
                                                                         ------
    Process Industries -- 2.6%
    Atlantis Plastics, Inc.                                   2              15(A)
    Kaman Corporation                                         8             140
    P.H. Glatfelter Company                                   5              65
    Rock-Tenn Company                                        16             178
    Shorewood Packaging Corporation                          11             146(A)
    Silgan Holdings Inc.                                      7             173(A)
    The Andersons, Inc.                                       4              46
    The Dexter Corporation                                   13             306
    Uniflex, Inc.                                             2               8(A)
                                                                         ------
                                                                          1,077
                                                                         ------
    Real Estate -- 0.1%
    AMREP Corporation                                         3              22(A)
    ILX Resorts Incorporated                                  1               2(A)
                                                                         ------
                                                                             24
                                                                         ------

    Restaurants -- 2.2%
    Ark Restaurants Corp.                                     1              15(A)
    Cooker Restaurant Corporation                             5              52
    ELXSI Corporation                                         2              24(A)
    Landry's Seafood Restaurants, Inc.                       12              78(A)
    Lone Star Steakhouse & Saloon, Inc.                      22             168(A)
    Luby's Cafeterias, Inc.                                   8             129
    Main Street &Main Inc.                                    2               7(A)
    Max & Erma's Restaurants, Inc.                            2              12(A)
    NPC International, Inc.                                   8              89(A)
    Piccadilly Cafeterias, Inc.                               4              46
    Ryan's Family Steak Houses, Inc.                         22             266(A)
    Sizzler International, Inc.                              12              21(A)
                                                                         ------
                                                                            907
                                                                         ------
    Retail -- 1.4%
    Books-A-Million, Inc.                                     7              18(A)
    Duckwall-ALCO Stores, Inc.                                2              29(A)

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Retail -- Continued
    EZCORP, Inc.                                              4          $   33
    Friedman's Inc.                                          12              81(A)
    Funco, Inc.                                               3              35(A)
    Global DirectMail Corp                                   16             196(A)
    Pamida Holdings Corporation                               2              10(A)
    RDO Equipment Co.                                         4              36(A)
    Rentrak Corporation                                       4              15(A)
    REX Stores Corporation                                    3              33(A)
    Specialty Catalog Corp.                                   1               5(A)
    Tandycrafts, Inc.                                         5              19(A)
    The Bon-Ton Stores, Inc.                                  5              35(A)
    The Sportman's Guide, Inc.                                2               9(A)
    Travel Ports of America, Inc.                             3               7(A)
    Wolohan Lumber Co.                                        3              36
                                                                         ------
                                                                            597
                                                                         ------
    Technology -- 1.0%
    BancTec, Inc.                                            11             164(A)
    Cohu, Inc.                                                4              61
    Equinox Systems, Inc.                                     2              16(A)
    Excel Technology, Inc.                                    6              41(A)
    Hurco Companies, Inc.                                     3              17(A)
    K-Tron International                                      1              19(A)
    Moore Products Company                                    1              25
    ThermoQuest Corporation                                   7              64(A)
    Vivid Technologies, Inc.                                  3              21(A)
                                                                         ------
                                                                            428
                                                                         ------
    Telecommunications -- 0.5%
    Blonder Tongue Laboratories, Inc.                         2              15(A)
    Communication Systems, Inc.                               3              37
    General Semiconductor, Inc.                              11              66(A)
    Microdyne Corporation                                     7              19(A)
    Mosaix, Inc.                                              3              15(A)
    Vertex Communications Corporation                         2              37(A)
                                                                         ------
                                                                            189
                                                                         ------
    Textiles -- 2.5%
    Burlington Industries, Inc.                              31             298(A)
    Collins & Aikman Corporation                             35             243(A)
    Concord Fabrics Inc.                                      1              10(A)
    Culp, Inc.                                                7              53
    Dyersburg Corporation                                     7              28
    Galey & Lord, Inc.                                        5              56(A)

                                                         Shares/Par       Value
----------------------------------------------------------------------------------
    Textiles -- Continued
    Guilford Mills, Inc.                                     14          $  202
    Synthetic Industries, Inc.                                3              49(A)
    The Dixie Group, Inc.                                     6              40
    Worldtex, Inc.                                            8              37(A)
                                                                         ------
                                                                          1,016
                                                                         ------
    Transportation -- 4.0%
    America West Holdings Corporation                        13             163(A)
    Arkansas Best Corporation                                 8              44(A)
    Arnold Industries, Inc.                                  14             196
    Consolidated Freightways Corporation                     12             100(A)
    Covenant Transport, Inc.                                  4              51(A)
    Genesee & Wyoming Inc.                                    1              17(A)
    Hvide Marine Incorporated                                 8              58(A)
    Kitty Hawk, Inc.                                          7              90(A)
    Maritrans Inc.                                            6              46
    Old Dominion Freight Line, Inc.                           5              73(A)
    P.A.M. Transportation Services, Inc.                      5              36(A)
    Pittison BAX Group                                        8              58
    RailTex, Inc.                                             3              39(A)
    Roadway Express, Inc.                                    10             113
    Smithway Motor Xpress Corp.                               2              12(A)
    Transport Corporation of America, Inc.                    4              43(A)
    U.S. Xpress Enterprises, Inc.                             6              71(A)
    USFreightways Corporation                                14             278
    Yellow Corporation                                       14             185(A)
                                                                         ------
                                                                          1,673
                                                                         ------
    Utilities -- 4.6%
    Calpine Corporation                                       7             140(A)
    Chesapeake Utilities Corporation                          1              18
    Cleco Corporation                                         9             303
    CTG Resources, Inc.                                       3              85
    El Paso Electric Company                                 23             225(A)
    Green Mountain Power Corporation                          3              31
    Public Service Company of New Mexico                     22             495
    St. Joseph Light & Power Company                          3              59
    TNP Enterprises, Inc.                                     7             230
    UniSource Energy Corporation                             17             263(A)
    Unitil Corporation                                        2              41
                                                                         ------
                                                                          1,890
                                                                         ------
    Total Common Stocks and Equity Interests
      (Identified Cost-- $46,526)                                        37,098
----------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                                       Shares/Par      Value
-----------------------------------------------------------------------------------------------
Repurchase Agreements -- 11.9%
    Goldman, Sachs & Company
      5.64%, dated 9/30/98, to be repurchased at $2,460 on 10/1/98
      (Collateral: $2,467 Fannie Mae Mortgage-backed securities,
      6.50% due 11/1/24, value $2,520)                                  $ 2,459       $ 2,459
    Prudential Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $2,460 on 10/1/98
     (Collateral: $2,525 Fannie Mae Mortgage-backed securities,
     6% due 9/1/13, value $2,558)                                         2,460         2,460
                                                                                      -------
    Total Repurchase Agreements  (Identified Cost -- $4,919)                            4,919
-----------------------------------------------------------------------------------------------
    Total Investments -- 101.5%  (Identified Cost -- $51,445)                          42,017
    Other Assets Less Liabilities -- (1.5)%                                              (634)
                                                                                      -------
    Net assets consisting of:
    Accumulated paid-in capital applicable to:
      5,245 Primary shares outstanding                                  $50,798
          5 Navigator shares outstanding                                     50
    Accumulated net operating loss                                           (2)
    Accumulated net realized loss on investments                            (35)
    Unrealized depreciation of investments                               (9,428)
                                                                        -------
    Net assets-- 100%                                                                 $41,383
                                                                                      =======
    Net asset value per share:
      Primary Class                                                                     $7.88
                                                                                      =======
      Navigator Class                                                                   $7.91
                                                                                      =======
-----------------------------------------------------------------------------------------------

    (A) Non-income producing
    N.M. Not meaningful

    See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)  (Unaudited)

                                                                                     Six Months Ended 9/30/98
                                                                       ------------------------------------------------------
                                                                                                                 U.S.
                                                                       American Leading       Balanced   Small-Capitalization
                                                                        Companies Trust         Trust       Value Trust(A)
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
    Dividends                                                               $  1,396          $   359          $   109
    Interest                                                                     298              698              104
                                                                            --------          -------          -------
       Total income                                                            1,694            1,057              213
                                                                            --------          -------          -------
Expenses:
    Management fee                                                               770              204               91
    Distribution and service fees                                              1,027              204              107
    Transfer agent and shareholder servicing expense                              76               18                9
    Audit and legal fees                                                          19               19                7
    Custodian fee                                                                 43               33               21
    Directors' fees                                                                3                3                1
    Organization expense                                                           8                9             N.M.
    Registration fees                                                             24               13                6
    Reports to shareholders                                                       41                9                4
    Other expenses                                                                 2                1                1
                                                                            --------          -------          -------
                                                                               2,013              513              247
       Less fees waived                                                          (10)             (10)             (32)
                                                                            --------          -------          -------
       Total expenses, net of waivers                                          2,003              503              215
                                                                            --------          -------          -------
    Net Investment Income (Loss)                                                (309)             554               (2)
                                                                            --------          -------          -------
Net Realized and Unrealized Gain (Loss) on Investments:

    Realized gain (loss) on investments                                        6,018             (560)             (35)
    Change in unrealized appreciation (depreciation) of investments          (32,665)          (4,973)          (9,428)
                                                                            --------          -------          -------
    Net Realized and Unrealized Gain (Loss) on Investments                   (26,647)          (5,533)          (9,463)
-----------------------------------------------------------------------------------------------------------------------------
    Change in Net Assets Resulting from Operations                          $(26,956)         $(4,979)         $(9,465)
-----------------------------------------------------------------------------------------------------------------------------

    (A) Commencement of operations -- June 15, 1998.
    N.M. Not meaningful.

    See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                                                              U.S. Small-
                                                             American Leading             Balanced          Capitalization
                                                             Companies Trust                Trust             Value Trust
                                                         -----------------------------------------------------------------
                                                         Six Months      Year      Six Months      Year        6/15/98(A)
                                                            Ended        Ended        Ended        Ended          to
                                                           9/30/98      3/31/98      9/30/98      3/31/98       9/30/98
--------------------------------------------------------------------------------------------------------------------------
                                                         (Unaudited)               (Unaudited)                (Unaudited)
Change in Net Assets:

    Net investment income (loss)                          $   (309)    $   (429)     $   554      $   597      $    (2)

    Net realized gain (loss) on investments                  6,018       17,728         (560)         752          (35)

    Change in unrealized appreciation (depreciation)
      of investments                                       (32,665)      27,211       (4,973)       5,491       (9,428)
--------------------------------------------------------------------------------------------------------------------------
    Change in net assets resulting from operations         (26,956)      44,510       (4,979)       6,840       (9,465)
    Distributions to shareholders:
     From net investment income:
       Primary Class                                            --           --         (463)        (484)          --
       Navigator Class                                          --           --          N/A          N/A           --
     From net realized gain on investments:
       Primary Class                                        (5,391)     (17,081)        (490)        (302)          --
       Navigator Class                                          (2)          (7)         N/A          N/A           --
     Change in net assets from Fund share transactions:
       Primary Class                                        23,302       68,104       12,345       23,759       50,797
       Navigator Class                                          --           15          N/A          N/A           50
--------------------------------------------------------------------------------------------------------------------------
    Change in net assets                                    (9,047)      95,541        6,413       29,813       41,382

Net Assets:
    Beginning of period                                    200,408      104,867       47,761       17,948            1
--------------------------------------------------------------------------------------------------------------------------
    End of period                                         $191,361     $200,408      $54,174      $47,761      $41,383
--------------------------------------------------------------------------------------------------------------------------
    Undistributed net investment income (loss),
      end of period                                       $   (309)    $     --      $   296      $   205      $    (2)
--------------------------------------------------------------------------------------------------------------------------

    (A) Commencement of operations.
    N/A Not applicable

    See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                               Investment Operations                      Distributions
                                       --------------------------------------  --------------------------------------
                                                                                              From
                            Net Asset      Net      Net Realized     Total       From          Net                     Net Asset
                              Value,   Investment  and Unrealized    From        Net         Realized                    Value,
                            Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on        Total        End of
                            of Period    (Loss)     Investments    Operations    Income    Investments  Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
American Leading Companies
    -- Primary Class
      Six Months Ended
      Sept. 30, 1998*         $17.78     $(.02)(A)    $(2.15)       $(2.17)       $  --      $ (.46)       $ (.46)      $15.15
      Years Ended Mar. 31,
      1998                     14.74      (.04)(A)      4.93          4.89           --       (1.85)        (1.85)       17.78
      1997                     12.23       .01(A)       3.00          3.01         (.02)       (.48)         (.50)       14.74
      1996                     10.18       .07(A)       2.08          2.15         (.10)         --          (.10)       12.23
      1995                      9.69       .12(A)        .48           .60         (.11)         --          (.11)       10.18
      1994(F)                  10.00       .06(A)       (.34)         (.28)        (.03)         --          (.03)        9.69

    -- Navigator Class
      Six Months Ended
      Sept. 30, 1998*         $17.95     $ .06(B)     $(2.17)       $(2.11)       $  --      $ (.46)       $ (.46)      $15.38
      Years Ended Mar. 31,
      1998                     14.71       .10(B)       4.99          5.09           --       (1.85)        (1.85)       17.95
      1997(G)                  13.30       .07(B)       1.94          2.01         (.12)       (.48)         (.60)       14.71

Balanced Trust
    -- Primary Class
      Six Months Ended
      Sept. 30, 1998*         $12.62     $ .11(C)     $(1.16)       $(1.05)       $(.10)     $ (.11)       $ (.21)      $11.36
      Years Ended Mar. 31,
      1998                     10.16       .21(C)       2.58          2.79         (.21)       (.12)         (.33)       12.62
      1997(H)                  10.00       .09(C)        .11           .20         (.04)         --          (.04)       10.16
---------------------------------------------------------------------------------------------------------------------------------

                                                  Ratios/Supplemental Data
                                ---------------------------------------------------------------
                                                            Net
                                                        Investment                Net Assets,
                                            Expenses   Income (Loss)  Portfolio      End of
                                Total      to Average   to Average    Turnover       Period
                                Return     Net Assets   Net Assets      Rate     (in thousands)
-----------------------------------------------------------------------------------------------
American Leading Companies
    -- Primary Class
      Six Months Ended
      Sept. 30, 1998*         (12.47)%(K)  1.95%(A,L)   (.30)%(A,L)    61.2%(L)     $191,291
      Years Ended Mar. 31,
      1998                     35.18%      1.95%(A)     (.28)%(A)      51.4%         200,326
      1997                     24.73%      1.95%(A)      .05%(A)       55.7%         104,812
      1996                     21.24%      1.95%(A)      .69%(A)       43.4%          76,100
      1995                      6.24%      1.95%(A)     1.21%(A)       30.5%          59,985
      1994(F)                  (2.86)%(K)  1.95%(A,L)   1.14%(A,L)     21.0%(L)       55,022

    -- Navigator Class
      Six Months Ended
      Sept. 30, 1998*         (12.01)%(K)   .95%(B,L)    .70%(B,L)     61.2%(L)     $     70
      Years Ended Mar. 31,
      1998                     36.68%       .93%(B)      .74%(B)       51.4%              82
      1997(G)                  15.16%(K)    .86%(B,L)    .98%(B,L)     55.7%              55

Balanced Trust
    -- Primary Class
      Six Months Ended
      Sept. 30, 1998*          (8.41)%(K)  1.85%(C,L)   2.04%(C,L)     31.3%(L)     $ 54,174
      Years Ended Mar. 31,
      1998                     27.80%      1.85%(C)     2.08%(C)       34.5%          47,761
      1997(H)                   2.02%(K)   1.85%(C,L)   2.52%(C,L)     5.1%(L)        17,948
-----------------------------------------------------------------------------------------------

    (A) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994, for the years ended March 31, 1995, 1996, 1997, 1998 and for the six months ended September 30, 1998 would have been 2.28%, 2.12%, 2.20%, 2.06%, 1.99% and 1.96%, respectively.
    (B) Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997, for the year ended March 31, 1998 and for the six months ended September 30, 1998 would have been 0.97%, 0.98% and 0.96%, respectively.
    (C) Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to March 31, 1997, for the year ended March 31, 1998 and for the six months ended September 30, 1998 would have been 3.03%, 2.14% and 1.89%, respectively.
    (D) Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period June 15, 1998 to September 30, 1998 would have been 2.30%.
    (E) Net of fees waived pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period June 19, 1998 to September 30, 1998 would have been 1.24%.
    (F) For the period September 1, 1993 (commencement of operations) to March 31, 1994.
    (G) For the period October 4, 1996 (commencement of sale of Navigator Class shares) to March 31, 1997.
    (H) For the period October 1, 1996 (commencement of operations) to March 31, 1997.
    (I) For the period June 15, 1998 (commencement of operations) to September 30, 1998.
    (J) For the period June 19, 1998 (commencement of sale of Navigator Class shares) to September 30, 1998.
    (K) Not annualized
    (L) Annualized
     *  Unaudited

    See notes to financial statements.

Legg Mason Investors Trust, Inc.

                                               Investment Operations                      Distributions
                                       --------------------------------------  --------------------------------------
                                                                                              From
                            Net Asset      Net      Net Realized     Total       From          Net                     Net Asset
                              Value,   Investment  and Unrealized    From        Net         Realized                    Value,
                            Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on        Total        End of
                            of Period    (Loss)     Investments    Operations    Income    Investments  Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
U.S. Small-Capitalization Value Trust
    -- Primary Class
      Six Months Ended
      Sept. 30, 1998*(I)     $10.00      $  --(D)     $(2.12)       $(2.12)      $ --         $ --         $ --          $ 7.88

    -- Navigator Class
      Six Months Ended
      Sept. 30, 1998*(J)     $ 9.92      $ .03(E)     $(2.04)       $(2.01)      $ --         $ --         $--           $ 7.91
---------------------------------------------------------------------------------------------------------------------------------

                                                  Ratios/Supplemental Data
                                ---------------------------------------------------------------
                                                            Net
                                                        Investment                Net Assets,
                                            Expenses   Income (Loss)  Portfolio      End of
                                Total      to Average   to Average    Turnover       Period
                                Return     Net Assets   Net Assets      Rate     (in thousands)
-----------------------------------------------------------------------------------------------
U.S. Small-Capitalization Value Trust
    -- Primary Class
      Six Months Ended
      Sept. 30, 1998*(I)      (21.20)%(K)  2.00%(D,L)   (.02)%(D,L)    3.6%(L)      $ 41,343

    -- Navigator Class
      Six Months Ended
      Sept. 30, 1998*(J)      (20.26)%(K)   .94%(E,L)    1.04%(E,L)    3.6%(L)      $     40
-----------------------------------------------------------------------------------------------

    (A) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994, for the years ended March 31, 1995, 1996, 1997, 1998 and for the six months ended September 30, 1998 would have been 2.28%, 2.12%, 2.20%, 2.06%, 1.99% and 1.96%, respectively.
    (B) Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997, for the year ended March 31, 1998 and for the six months ended September 30, 1998 would have been 0.97%, 0.98% and 0.96%, respectively.
    (C) Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to March 31, 1997, for the year ended March 31, 1998 and for the six months ended September 30, 1998 would have been 3.03%, 2.14% and 1.89%, respectively.
    (D) Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period June 15, 1998 to September 30, 1998 would have been 2.30%.
    (E) Net of fees waived pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period June 19, 1998 to September 30, 1998 would have been 1.24%.
    (F) For the period September 1, 1993 (commencement of operations) to March 31, 1994.
    (G) For the period October 4, 1996 (commencement of sale of Navigator Class shares) to March 31, 1997.
    (H) For the period October 1, 1996 (commencement of operations) to March 31, 1997.
    (I) For the period June 15, 1998 (commencement of operations) to September 30, 1998.
    (J) For the period June 19, 1998 (commencement of sale of Navigator Class shares) to September 30, 1998.
    (K) Not annualized
    (L) Annualized
     *  Unaudited

    See notes to financial statements.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)  (Unaudited)

--------------------------------------------------------------------------------



1. Significant Accounting Policies:
       The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of the American Leading Companies Trust ("American Leading Companies"), the Balanced Trust ("Balanced Trust") and the U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
       Each Fund consists of two classes of shares:Primary Class, offered since September 1, 1993 for American Leading Companies Trust; since October 1, 1996 for Balanced Trust; and since June 15, 1998 for U.S. Small-Cap; and Navigator Class, offered to certain institutional investors since October 4, 1996 for American Leading Companies Trust; and since June 19, 1998 for U.S. Small-Cap. The Navigator Class of Balanced Trust has not commenced operations. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

    Security Valuation
       Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

    Investment Income and Distributions to Shareholders
       Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for American Leading Companies and U.S. Small-Cap, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized.

    Investment Transactions
       Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 1998, receivables for securities sold but not yet delivered and payables for securities purchased but not yet received for each Fund were as follows:

                                 Receivable for         Payable for
                                 Securities Sold   Securities Purchased
    -------------------------------------------------------------------
    American Leading Companies       $ --                  $ --
    Balanced Trust                     --                   216
    U.S. Small-Cap                     --                   901

--------------------------------------------------------------------------------

    Deferred Organizational Expenses
       Deferred organizational expenses of $89 for American Leading Companies, $86 for Balanced Trust and $43 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

    Federal Income Taxes
       No provision for federal income or excise taxes is required since each Fund intends to qualify or to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

    Use of Estimates
       The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
       For the six months ended September 30, 1998, investment transactions (excluding short-term investments) were as follows:

                                  Purchases    Proceeds from Sales
    --------------------------------------------------------------
    American Leading Companies    $ 97,363         $ 58,746
    Balanced Trust                  21,105            7,947
    U.S. Small-Cap                  46,897              337

       At September 30, 1998, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                          Net
                                                                     Appreciation/
                                  Cost   Appreciation (Depreciation) (Depreciation)
    -------------------------------------------------------------------------------
    American Leading Companies  $172,945    $38,809      $(20,795)      $18,014
    Balanced Trust                53,843      3,396        (3,106)          290
    U.S. Small-Cap                51,445        635       (10,063)       (9,428)

3. Repurchase Agreements:
       All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

--------------------------------------------------------------------------------

4. Transactions with Affiliates:
       Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFAprovides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at an annual rate of each Fund's respective average daily net assets as follows: 0.75% for American Leading Companies and Balanced Trust; and 0.85% for U.S. Small-Cap.
       LMFA has agreed to waive its fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month annual rates of that Fund's average daily net assets as follows: for American Leading Companies Primary Class, 1.95% indefinitely; American Leading Companies Navigator Class, 0.95% indefinitely; for Balanced Trust, 1.85% until July 31, 1999; for U.S. Small-Cap Primary Class, 2.00% until July 31, 1999; and for U.S. Small-Cap Navigator Class, 1.00% until July 31, 1999. For the six months ended September 30, 1998, management fees of $10, $10 and $32 were waived for American Leading Companies, Balanced Trust and U.S. Small-Cap, respectively; and $116, $31 and $18 were due to LMFA by American Leading Companies, Balanced Trust and U.S. Small-Cap, respectively.
       Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by LMFA.
       Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.
       Legg Mason Wood Walker, Inc. ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor for the Funds. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly, from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: American Leading Companies and U.S. Small-Cap, 0.75% and 0.25%; and Balanced Trust, 0.50% and 0.25%. At September 30, 1998, distribution and service fees due to the distributor were as follows: American Leading Companies, $157; Balanced Trust, $33; and U.S. Small-Cap, $32.
       No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1998.
       Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the six months ended September 30, 1998: American Leading Companies, $18; Balanced Trust, $7; and U.S. Small-Cap, $3.
       LMFA, Legg Mason, Bartlett and Brandywine are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:
       The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1998, the Funds had no borrowings under the line of credit.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

       At September 30, 1998, there were 250,000, 125,000 and 50,000 shares authorized at $.001 par value for the Primary Class of American Leading Companies Trust, Balanced Trust and U.S. Small-Cap, respectively; and there were 250,000, 125,000 and 50,000 shares authorized at $.001 for the Navigator Class of American Leading Companies Trust, Balanced Trust and U.S. Small-Cap, respectively. Share transactions were as follows:

                                                                   Reinvestment
                                                 Sold            of Distributions          Repurchased               Net Change
                                          ------------------    ------------------    ----------------------    -------------------
                                          Shares     Amount     Shares     Amount     Shares        Amount      Shares      Amount
-----------------------------------------------------------------------------------------------------------------------------------
    American Leading Companies
    --Primary Class
      Six Months Ended Sept. 30, 1998     1,930      $32,953      315      $ 5,286      (884)      $(14,937)    1,361      $ 23,302
      Year Ended March 31, 1998           4,484       74,695    1,074       16,848    (1,402)       (23,439)    4,156        68,104

    --Navigator Class
      Six Months Ended Sept. 30, 1998        --      $    --       --      $    --        --       $     --        --      $     --
      Year Ended March 31, 1998               1           15       --           --        --             --         1            15

    Balanced Trust
    --Primary Class
      Six Months Ended Sept. 30, 1998     1,489      $18,318       77      $   937      (583)      $ (6,910)      983      $ 12,345
      Year Ended March 31, 1998           2,418       28,311       67          771      (465)        (5,323)    2,020        23,759

    U.S. Small-Cap
    --Primary Class
      Six Months Ended Sept. 30, 1998(A)  5,692      $54,741       --      $    --     (447)       $ (3,944)    5,245      $ 50,797

    --Navigator Class
      Six Months Ended Sept. 30, 1998(B)      5      $    50       --      $    --       --        $     --         5      $     50

    (A) For the period June 15, 1998 (commencement of operations) to September 30, 1998.
    (B) For the period June 19, 1998 (commencement of sale of Navigator Class) to September 30, 1998.

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